SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM N-CSR
___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
___________

5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2010

DATE OF REPORTING PERIOD: FEBRUARY 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO SHAREHOLDERS.

Annual Report

February 28, 2010

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDING
FEBRUARY 28, 2010

About the Fund’s Directors and Officers	Inside Back Cover

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

April 28, 2010

Dear Fellow Shareholder:

The action of the stock market over the past two and a half years gives credence to the viability and structure of Copley Fund. The Fund was created in large part in order to avoid the trauma of extreme volatility in its investments. This has been accomplished by owning stocks in companies that pay relatively high dividends which are increased on a regular and consistent basis. Additionally, we have also realized some capital appreciation. In 2008, most common stock funds lost between 40% & 50%. Copley had a loss over this same period of 15.6%. In 2009, these same funds had average gains of 20% to 25% (small solace after the great losses of 2008). In comparison, Copley had a small gain of 2.3%, so that we preserved much of our principal while avoiding the devastating trauma of a tremendous loss of capital.

Our basically neutral performance was dictated by two of our main sectors – energy and electric utilities. Despite the relatively high price of oil, the slight improvement in refining profits and the increased usage of natural gas; the energy stocks (Exxon, Chevron, etc.) continue to be inhibited by a variety of headwinds including a potential excess profits tax. In addition, because the macro backdrop has sharply deteriorated since late 2008 (weak demand coupled with a growing supply overhang) and the uncertainty in crude and natural gas prices continues, it is reasonable to expect that these factors will continue to weigh on short term performance in this sector. However, these temporary factors do not eliminate the long term potential for the sector.

Despite decreased demand and carbon regulation issues the electric utility stocks have managed to hold their own as dividend income has neutralized the slight stock losses. However, we also are optimistic about the long term potential of the industry. The vast majority of new energy consuming devices are electricity based and the proliferation of these new devices will keep electricity consumption rising. The increased usage of air conditioning as more retirees move south, the potential of electric automobiles, the increases in flat screen televisions, computers, fax machines, audio & video devices, etc. – all these add to the potential increases in electric usage, thus adding to the potential increase in dividends.

We continue to make every effort to resolve the deferred tax issue which impacts the Fund’s NAV and, among other things, flaws our expense ratio as it is calculated based on our net assets rather than total assets even though those expenses are incurred on the basis of total assets. For example, even though the advisor is responsible for managing the total assets of the Fund, the advisory fee is calculated only on the basis of net assets. Please be assured that the deferred tax issue is the top priority of management and the Fund’s Board and that we are committed to its resolution. In this regard, we have identified a very specific alternative which we are vigorously pursuing and which we believe has a substantial chance of resolving the issue. We will keep shareholders advised as this matter progresses.

As is our custom, we present the chart and numbers based on a calendar year which give us a clear picture of our past and give credence to our basic philosophy and our structure for the future.

1984	+23.9%
1985	+25%
1986	+18%
1987	-8%
1988	+20%
1989	+16%
1990	-2%
1991	+18%
1992	+18%
1993	+10%
1994	-7%
1995	+26%
1996	+5%
1997	+25%
1998	+14%
1999	-6.86%
2000	+22.5%
2001	-9.30%
2002	-13.9%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	*
2008	-15.6%	*
2009	+2.36%	*
2010	-0.46%	* (As of March 31)
*	Please note that the performance figures provided for years prior to 2007 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment of deferred income tax.

The performance data quoted represents past performance and investment return. Principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

All the above give us optimism for the future growth of Copley Fund.

We thank the Board and consultants for their advice and guidance and also our shareholders for their confidence in Copley’s concept.

Cordially yours,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

CALENDAR YEAR ENDED DECEMBER 31
PERIOD ENDED MARCH 31, 2010

The per share values provided for years prior to 2007/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

COMPARATIVE PERFORMANCE

This chart shows the value of a hypothetical $10,000 investment in the Fund and the S&P 500 which is a broad-based market index comprised of 500 of the largest companies traded on the U.S. Securities Markets as measured by market capitalization. Market Indexes do not include expenses which are deducted from Fund returns. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted below. The graph does not reflect the deduction for taxes that a shareholder may pay on the redemption of shares or dividends and capital gains received.

Ten Year Cumulative Return

Copley Fund As of 2/28/10

AVERAGE ANNUAL RETURNS

The following table depicts the periodic 1-, 5-, and 10-year annualized returns and the S&P 500 Index.

Periods Ended 2/28	1 Year	5 Years	10 Years
Copley Fund	12.32%	2.65%	4.05%
S&P 500	53.62%	0.50%	1.37%
Dow Jones Wilshire 5000	56.51%	0.91%	0.98%

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. For most recent performance please call us at 877-881-2751. Returns do not reflect taxes that a shareholder may pay on redemption of Fund shares. When assessing performance, investors should consider both short and long-term returns.

Report of Independent Registered Public Accounting Firm

We have audited the accompanying consolidated statement of assets and liabilities, including the portfolio of investments, of Copley Fund, Inc. (the Fund), as of February 28, 2010, and the related consolidated statements of operations, changes in net assets and cash flows for each of the periods indicated, and the financial highlights for the two years ended February 28, 2010. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. The financial highlights for the three years ended February 29, 2008 were audited by other auditors whose report dated April 28, 2008 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copley Fund, Inc., as of February 28, 2010, the results of its operations, changes in its net assets and cash flows for each of the periods indicated, and financial highlights for the two years ended February 28, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Amper, Politziner & Mattia, LLP

April 27, 2010
Edison, New Jersey

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2010

	Shares	Market Value
Common Stocks – 108.90%
Banking – 5.52%
J.P. Morgan Chase & Company	42,000	$1,762,740
PNC Financial Services Group, Inc.	25,000	1,344,000
		3,106,740
Diversified Utility Companies – 12.60%
Alliant Energy Corp.	20,000	632,600
Dominion Resources, Inc.	60,000	2,279,400
FPL Group, Inc.	90,000	4,173,300
		7,085,300
Drug Companies – 4.36%
Bristol Myers Squibb Co.	100,000	2,451,000
Electric & Gas – 17.66%
American Electric Power, Inc.	35,000	1,176,700
First Energy Corp.	40,000	1,546,000
Great Plains Energy, Inc.	30,000	534,300
Integrys Energy Group, Inc.	16,500	727,320
Progress Energy, Inc.	40,000	1,531,600
Public Service Enterprise Group, Inc.	30,000	891,600
Scana, Corp.	50,000	1,802,500
Sempra Energy, Inc.	35,000	1,720,950
		9,930,970
Electric Power Companies – 18.22%
Ameren Corp.	12,500	308,875
DTE Energy Co.	55,000	2,388,100
Duke Energy Corp.	54,600	892,710
Exelon Corp.	23,200	1,004,560
Nstar Corp.	50,000	1,691,000
PPL Corp.	100,000	2,848,000
Southern Co.	35,000	1,111,950
		10,245,195

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2010

	Shares	Market Value
Gas Utilites & Supplies – 10.05%
Delta Natural Gas Co.	20,000	$592,600
New Jersey Resources Corp.	56,250	2,048,625
Northwest Natural Gas Co.	40,000	1,759,600
WGL Holdings, Inc.	38,000	1,248,300
		5,649,125
Insurance – 3.38%
Arthur J. Gallagher & Co.	80,000	1,898,400
Office Equipment – 1.63%
Pitney Bowes, Inc.	40,000	916,000
Oils – 22.96%
BP Amoco PLC – ADR	25,500	1,356,855
Chevron Texaco Corp.	46,200	3,340,260
Exxon-Mobil Corp.	106,086	6,895,590
Sunoco, Inc.	50,000	1,318,500
		12,911,205
Pipelines – 1.06%
Spectra Energy Corp.	27,300	595,140
Retail – 1.83%
Wal-Mart Stores, Inc.	19,000	1,027,330
Telephone – 9.63%
AT&T, Inc.	95,000	2,356,950
Frontier Communications Corp.	40,000	311,600
Verizon Communications, Inc.	95,000	2,748,350
		5,416,900
TOTAL COMMON STOCKS (Cost $24,954,561) – 108.90%		61,233,305
Liabilities in excess of other assets – (8.90%)		(5,004,956)
NET ASSETS – 100.00%		$56,228,349

ADR-American Depository Receipt.

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2010

At February 28, 2010, the net unrealized appreciation based on cost for federal income tax purposes of $24,954,561 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of tax effect	$34,073,260
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(216,164)
Net unrealized appreciation	$33,857,096

Portfolio Analysis
As of February 28, 2010

% of Net Assets
Common Stocks	108.90%
Oils	22.96%
Electric Power Companies	18.22%
Electric & Gas	17.66%
Diversified Utility Companies	12.60%
Gas Utilities & Supplies	10.05%
Telephone	9.63%
Banking	5.52%
Drug Companies	4.36%
Insurance	3.38%
Retail	1.83%
Office Equipment	1.63%
Pipelines	1.06%
Liabilities in Excess of Other Assets	(8.90)%
Total Net Assets	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010

Assets:
Investments in Securities at Market Value (identified cost $24,954,561)	$61,233,305
Cash and cash equivalents	6,687,026
Receivables:
Trade	15,018
Dividends & Interest	300,609
Loan	369,696
Taxes	100,000
Inventory	45,439
Prepaid Expenses and Other Assets	2,800
Total Assets	68,753,893
Liabilities:
Payable:
Redemptions	1,200
Trade	14,500
Accrued expenses	61,788
Deferred income taxes, net	12,448,056
Total Liabilities	12,525,544
Commitments and Contingencies
Net Assets	$56,228,349
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,398,541 shares outstanding of $1.00 par value capital stock outstanding)	$40.21
Net assets consist of:
Capital paid in	$1,398,541
Undistributed net investment and operating income	18,406,134
Accumulated undistributed net realized gain on investment transactions	2,566,578
Net unrealized appreciation in value of investments	33,857,096
Net Assets	$56,228,349

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended February 28, 2010

Investment Income:
Interest Income	$15,118
Dividend Income	2,704,577
Total Investment Income	2,719,695
Expenses:
Investment Advisory Fees	445,754
Professional Fees	258,373
Accounting and Shareholder Services	82,362
Insurance Expense	45,179
Printing Expense	24,383
Custodian Fees	18,103
Directors Fees	11,833
Postage & shipping	2,709
Office expense and miscellaneous	1,107
Blue Sky Fees	2,750
Total Expenses	892,553
Less: Investment advisory fee waived	(60,000)
Net Expenses	832,553
Net Investment Income Before Income Taxes	1,887,142
Operating Loss
Gross Profit	49,372
Less: Operating Expenses	(81,764)
Net Operating loss before income taxes	(32,392)
Net Investment and Operating Income before Income Taxes	1,854,750
Plus provision for income tax benefit	231,896
Net Investment and Operating Income	2,086,646
Realized and Unrealized Gain (Loss) on Investments
Realized loss from investment transactions during the period	(62,350)
Increase in unrealized appreciation of investments during current period, net of income tax affect	4,559,696
Net Realized and Unrealized Gain on Investments	4,497,346
Net Increase in Net Assets Resulting From Operations	$6,583,992

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2010	Year Ended February 28, 2009
Increase (Decrease) in Net Assets from Operations
Net investment and operating income	$2,086,646	$1,835,161
Net realized loss on investment transactions	(62,350)	(650,519)
Net change in unrealized appreciation (depreciation) on investments	4,559,696	(13,634,759)
Increase (Decrease) in Net Assets Resulting From Operations	6,583,992	(12,450,117)
Capital Share Transactions
Decrease in net assets resulting from capital share transactions	(4,121,106)	(3,178,949)
Total increase (decrease) in net assets	2,462,886	(15,629,066)
Net Assets:
Beginning of Year	53,765,463	69,394,529
End of Year (including undistributed net investment and operating income of $18,406,134 and $21,318,306 respectively)	$56,228,349	$53,765,463

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2010

Increase (Decrease) in Cash and cash equivalents
Cash flows from operating activities
Dividends and interest received	$2,737,223
Proceeds from disposition of long-term portfolio investments	2,070,828
Receipts from customers	116,426
Tax Refund	166,276
Expenses paid	(1,044,583)
Purchase of long-term portfolio investments	(1,060,931)
Payments to suppliers	(32,929)
Net cash provided by operating activities	2,952,310
Cash flows used by investing activities
Disposal of machinery & equipment	(27,833)
Loans issued	(10,000)
Net cash used by investing activities	(37,833)
Cash flows used by financing activities
Fund shares sold	1,057,097
Fund shares repurchased	(5,207,918)
Net cash used by financing activities	(4,150,821)
Net decrease in cash and cash equivalents	(1,226,344)
Cash and cash equivalents at beginning of year	7,913,370
Cash and cash equivalents as of February 28, 2010	$6,687,026
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$6,583,992
Increase in investments	(5,909,098)
Decrease in dividends and interest receivable	9,307
Increase in receivables from customers	(9,650)
Decrease in inventory	31,796
Decrease in income taxes payable	(185,619)
Decrease in trade payables	(2,819)
Decrease in other assets	13,255
Decrease in accrued expenses	(502)
Increase in deferred taxes	2,421,648
Total adjustments	(3,631,682)
Net cash provided by operating activities	$2,952,310

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years February 28, 2006 through February 28, 2010. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The information for fiscal years prior to February 29, 2008 have been restated to incorporate the correction of an error as it relates to accumulated deferred income taxes on unrealized appreciation associated with the securities portfolio. The information set forth herein will be consistent with the financial information contained in the restated financial statements for the period ending February 29, 2008. Shareholders should be certain that they have the most recent annual report which should be read in connection with the prospectus. The financial information for fiscal years 2008, 2007 and 2006 were audited by Roy C. Hale, CPA.

The annual financial information for the fiscal year ended February 28, 2010 and 2009 were audited by Amper, Politziner & Mattia, LLP, whose report, along with the Fund's financial statements is included the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Fiscal Years Ending February 28 or 29,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$35.80	$44.07	$42.54	$37.23	$35.28
Income (loss) From Operations:
Net investment gain (loss)	1.43	1.20	1.18	(1.31)	0.27
Net gain (loss) from securities (both realized and unrealized)	2.98	(9.47)	0.35	6.62	1.68
Total from operations	4.41	(8.27)	1.53	5.31	1.95
Net Asset Value, End of Year	$40.21	$35.80	$44.07	$42.54	$37.23
Total Return (b)	12.32%	(18.77)%	3.60%	14.26%	5.53%
Ratios/Supplemental Data
Net assets, end of year (in 000's)	$56,228	$53,765	$69,395	$67,581	$59,298
Ratio of net expenses, including regular & deferred taxes, to average net assets	1.19%	1.58%	1.72%	7.88%	3.80%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.60%	1.24%	1.72%	1.67%	1.72%
Ratio of net investment and operating income (loss) to average net assets	3.65%	2.80%	2.73%	(3.28)%	0.76%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	3.25%	3.14%	2.73%	2.93%	2.83%
Portfolio turnover rate	1.76%	2.78%	4.11%	0.50%	0.73%
Number of shares outstanding at end of year (in thousands)	1,399	1,502	1,575	1,589	1,593

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

Financial Highlights
(Continued)

The financial highlights above included investment advisory fees waivers of $60,000 during the year ended February 28, 2010, $185,972 during the fiscal year ended February 28, 2009 and $60,000 per year for prior years. If the waivers and reimbursements had not been included, the following ratios would apply:

Ratio of net expenses, including regular & deferred taxes, to average net assets	1.30%	1.86%	1.81%	7.97%	3.90%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.71%	1.52%	1.81%	1.76%	1.83%
Ratio of net investment and operating income (loss), to average net assets	3.55%	2.52%	2.65%	(3.37)%	0.66%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	3.14%	2.86%	2.65%	2.84%	2.73%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 — Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$61,233,305	$—	$—	$61,233,305
Total	$61,233,305	$—	$—	$61,233,305

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classifications.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management will comply with all new required financial statement disclosures.

Sales of Securities

In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund’s shares.

Cash and cash equivalents

The Fund considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The carrying amount of cash and cash equivalents approximates its fair value due to its short term nature.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

positions in the open tax years of 2007 through 2009 and those expected to be taken during the year ended 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and Nevada State. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Other

Security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

2. Disclosure of the Provisions for Income Taxes, Reconciliation of Statutory Rate to Effective Rate, And Significant Components of Deferred Tax Assets and Liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

Fiscal Year
2010
Current:
Federal	$(231,896)
State	—
Deferred:
Federal	—
State	—
Net provision (benefit) for income taxes	$(231,896)

The difference between the effective tax rate and the statutory tax rate of 35% is primarily attributable to the benefits of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of $12,448,056 as of February 28, 2010, relate to the Fund’s unrealized gains on marketable securities. Deferred tax liabilities are net of $249,504 of deferred tax assets which relate to capital loss carryforwards. The additional deferred tax related to the unrealized gains on

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Disclosure of the Provisions for Income Taxes, Reconciliation of Statutory Rate to Effective Rate, And Significant Components of Deferred Tax Assets and Liabilities.  – (continued)

marketable securities is 2,421,648. The increase in unrealized appreciation of investments on the statement of operations is shown net of this amount.

As of February 28, 2010, the Fund has $712,869 in accumulated capital loss carryforwards which will expire on February 28 of the following years: 2016 – $650,519; 2017 – $62,350.

3. Capital Stock

At February 28, 2010, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount
Shares sold	27,630	$1,057,097	31,331	$1,336,030
Shares repurchased	(131,013)	(5,178,203)	(104,065)	(4,514,979)
Net change	(103,383)	$(4,121,106)	(72,734)	$(3,178,949)

4. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

For the year ended February 28, 2010, the fee for investment advisory service totaled $445,754 less fees of $60,000 voluntarily waived. Also during the period unaffiliated directors received $11,833 in directors’ fees and reimbursed expenses.

Operating Divisions

The Fund has an operating division, Copley Fund, Inc. — Operating Division (“COD”), which imports merchandise for resale. A portion of its merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

The Fund had also formed a new wholly owned subsidiary, Copley Operating Group LLC (“COG”), which owned equipment and operated a restaurant, Ricc’s Ristorante. The real property used by the restaurant was leased. During the year ended February 28, 2010 the Fund sold the assets of COG.

During the fiscal year ended February 28, 2010, the Fund made a $38,000 equity investment in COD. In addition, COD provided a loan to COG in the amount of $49,701.

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. Investment Advisory Fee and Other Transactions with Related Parties  – (continued)

The consolidated results of these subsidiary companies during the year ended February 28, 2010, are as follows:

Sales	$95,398
Cost of goods sold	(64,325)
Gross profit	31,073
General & administrative expenses	(81,764)
Net loss from operations	(50,691)
Other income (dividends and interest)	18,299
Net Loss	$(32,392)

5. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during its most recent review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (9/1/09)	Ending Account Value (2/28/10)	Annualized Expense Ratios	Expenses Paid During Period* (9/1/09 – 2/28/10)
Actual Fund Return	$1,000.00	$1,013.10	1.42%	$7.07
Hypothetical 5% Return	$1,000.00	$1,017.77	1.42%	$7.08

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, 2009, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On April 21, 2010, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund

•	performance and expenses of comparable funds
•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets.It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC and Stuttco, Inc (a company wholly owned by Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978	Physician Since 1948 No Directorships
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Directorships

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President, Treasurer and Secretary	See Above
Thomas C. Henry (February 24, 1949) Acting Chief Compliance Officer	Partner in Roberts & Henry, a law firm, since 1980. Counsel to Copley Fund since 1984. No Directorships

COPLEY FUND, INC.

A No-Load Fund

Annual Report

February 28, 2010

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
100 Federal Street
Boston, MA 02110

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

General Counsel
Roberts & Henry
164 Honeysuckle Drive
Jupiter, Florida 33458

Auditors
Amper, Politziner & Mattia, LLP
2015 Lincoln Highway
P O Box 988
Edison, NJ 08818

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (508)674-8459.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics adapted in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics adapted in 2(a) above were granted.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors has determined that it is not necessary for the Fund to have either an audit committee or an audit committee financial expert. This determination was made in light of the Fund's small size and limited complexity of audit issues.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The registrant paid the following amounts to the registrant's principal accountant, for the audit of the registrant's annual financial statement and services in connection therewith for the last two calendar years:

	2008*	2009**

(a) Audit Fees	$18,600	$48,000

(b) Audit Related Fees	None	None

(c) Tax Fees	None	None

(d) All Other Fees	None	None
________________
*   Roy G. Hale, CPA
** Amper, Politziner & Mattia, LLP

(e)(1) The Fund's Independent Directors perform the functions of an audit committee. The Fund has no standing audit committee. The policy of the Fund's Directors is to specifically pre-approve (i) all audit and non-audit services provided by the Fund's independent auditor to the Fund ("Fund Services") and (ii) all non-audit services provided by the Fund's independent auditor to the Fund's advisor.

If such Fund Services are required during the period between the Fund's regularly scheduled meetings, the President must seek approval from the Independent Directors.

(e)(2) The Fund's Independent Directors were not required to approve any of the fees described in paragraphs (b) through (d) of this item.

(f) Not applicable.

(g) See above table.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. Schedule of Investments

The registrant's schedule of investments is included in its annual report to the shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has no audit or other standing committees. Rather the Independent Directors function as the audit and nominating committee. The Independent Directors, in performing the functions of the nominating committee advise the Board of Directors on the selection and nomination of individuals to serve as Directors of the Fund. Nominations for director, including nominations submitted by shareholders are evaluated according to the Fund's specific needs and the nominees' knowledge, expertise background and reputation. The Independent Directors do not have a formal procedure by which shareholders may recommend director candidates but will consider appropriate candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Fund's Clerk at 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108. The mailing envelope should have a clear notation that the enclosed letter contains a DIRECTOR NOMINEE RECOMMENDATION. The letter must identify the writer as a shareholder and provide a summary of the candidate's qualifications.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Except as may be deemed related to the Funds' recognition of deferred income tax during the period, the certifying officer, whose certification is included herewith, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

Except as may be deemed related to the Funds' recognition of deferred income tax during the period, there were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of his evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(b) Except as may be related to the Funds' recognition of deferred income tax during the period, there were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's fiscal year that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The Exhibits listed below are attached to this Form N-CSR:

Exhibit No.	Description

12(a)(1)	Not applicable. See Item 2 hereof.

12(a)(2)
Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: May 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: May 4, 2010